Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class A Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 1998, and as supplemented by the Series 1996-1 Supplement, dated as of September 9, 1996 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank ("AECB"), as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.   TRS is Servicer under the Agreement.

3.   The undersigned is Servicing Officer.

4.   The "Record Date" referred to herein is April 30, 2001.
                                             ---------------

     Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders. (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.   Total Class A distributions                               $3,958,399.31
                                                            ----------------
2.   Class A principal distributions                                   $0.00
                                                            ----------------
3.   Class A interest distributions                            $3,958,399.31
                                                            ----------------
4.   Excess of Class A principal balance over Class A
     Invested Amount as of the Record Date                             $0.00
                                                            ----------------
5.   Class  A  Invested  Amount  as  of  the  Record Date/
     Class  A  Initial  Invested Amount (determined  after
     taking  into  account  any  increase  or  decrease in
     the Invested Amount which will occur upon the current
     distribution),                                          $950,000,000.00
                                                            ----------------






     Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

     IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of May, 2001.




                                    AMERICAN EXPRESS TRAVEL RELATED
                                    SERVICES COMPANY, INC.
                                    as Servicer


                                    By:    /s/ Jay B. Stevelman
                                           -----------------------------------
                                    Name:  Jay B. Stevelman
                                    Title: Senior Vice President and Treasurer

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     ------------------------------------

                Class A Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 1998, and as supplemented by the Series 1996-2 Supplement, dated as of September 9, 1996 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank ("AECB") as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.   TRS is Servicer under the Agreement.

3.   The undersigned is Servicing Officer.

4.   The "Record Date" referred to herein is April 30, 2001.
                                             ---------------

     Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.   Total Class A distributions                               $1,242,770.83
                                                            ----------------
2.   Class A principal distributions                                   $0.00
                                                            ----------------
3.   Class A interest distributions                            $1,242,770.83
                                                            ----------------
4.   Excess of Class A principal balance over Class A
     Invested Amount as of the Record Date                             $0.00
                                                            ----------------
5.   Class  A  Invested  Amount  as  of  the  Record Date/
     Class  A  Initial  Invested  Amount (determined after
     taking  into  account  any  increase  or  decrease in
     the Invested Amount which will occur upon the current
     distribution)                                           $300,000,000.00
                                                            ----------------




     Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

     IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of May, 2001.




                                    AMERICAN EXPRESS TRAVEL RELATED
                                    SERVICES COMPANY, INC.
                                    as Servicer


                                    By:    /s/ Jay B. Stevelman
                                           -----------------------------------
                                    Name:  Jay B. Stevelman
                                    Title: Senior Vice President and Treasurer

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     ------------------------------------

                Class A Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 1998, and as supplemented by the Series 1998-1 Supplement, dated as of May 27, 1998 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank ("AECB") as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.   TRS is Servicer under the Agreement.

3.   The undersigned is Servicing Officer.

4.   The "Record Date" referred to herein is April 30, 2001.
                                             ---------------

     Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.   Total Class A distributions                               $4,916,666.67
                                                            ----------------
2.   Class A principal distributions                                   $0.00
                                                            ----------------
3.   Class A interest distributions                            $4,916,666.67
                                                            ----------------
4.   Excess of Class A principal balance over Class A
     Invested Amount as of the Record Date                             $0.00
                                                            ----------------
5.   Class  A  Invested  Amount  as  of  the  Record Date/
     Class  A  Initial  Invested  Amount (determined after
     taking  into  account  any  increase  or  decrease in
     the Invested Amount which will occur upon the current
     distribution).                                        $1,000,000,000.00
                                                           -----------------




     Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

     IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of May, 2001.




                                    AMERICAN EXPRESS TRAVEL RELATED
                                    SERVICES COMPANY, INC.
                                    as Servicer


                                    By:   /s/ Jay B. Stevelman
                                           -----------------------------------
                                    Name:  Jay B. Stevelman
                                    Title: Senior Vice President and Treasurer

                           Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 1998, and as supplemented by the Series 1994-2 Supplement, dated as of September 1, 1994 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank ("AECB") as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.   TRS is Servicer under the Agreement.

3.   The undersigned is Servicing Officer.

4.   The "Record Date" referred to herein is April 30, 2001.
                                             ---------------

     Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.   Total Class B distributions                                 $112,764.55
                                                            ----------------
2.   Class B principal distributions                                   $0.00
                                                            ----------------
3.   Class B interest distributions                              $112,764.55
                                                            ----------------
4.   Excess of Class B principal balance over Class B
     Invested Amount as of the Record Date                             $0.00
                                                            ----------------
5.   Class  B  Invested  Amount  as  of  the Record  Date/
     Class  B  Initial  Invested Amount (determined  after
     taking  into  account  any  increase  or  decrease in
     the Invested Amount which will occur upon the current
     distribution).                                           $17,460,317.00
                                                            ----------------




     Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

     IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of May, 2001.




                                    AMERICAN EXPRESS TRAVEL RELATED
                                    SERVICES COMPANY, INC.
                                    as Servicer


                                    By:    /s/ Jay B. Stevelman
                                           -----------------------------------
                                    Name:  Jay B. Stevelman
                                    Title: Senior Vice President and Treasurer

                           Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 1998, and as supplemented by the Series 1994-3 Supplement, dated as of September 1, 1994 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank ("AECB") as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.   TRS is Servicer under the Agreement.

3.   The undersigned is Servicing Officer.

4.   The "Record Date" referred to herein is April 30, 2001.
                                             ---------------

     Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.   Total Class B distributions                                 $115,674.60
                                                            ----------------
2.   Class B principal distributions                                   $0.00
                                                            ----------------
3.   Class B interest distributions                              $115,674.60
                                                            ----------------
4.   Excess of Class B principal balance over Class B
     Invested Amount as of the Record Date                             $0.00
                                                            ----------------
5.   Class  B  Invested  Amount  as  of  the  Record Date/
     Class  B  Initial  Invested  Amount (determined after
     taking  into  account  any  increase  or  decrease in
     the Invested Amount which will occur upon the current
     distribution).                                           $17,460,317.00
                                                            ----------------




     Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

     IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of May, 2001.



                                    AMERICAN EXPRESS TRAVEL RELATED
                                    SERVICES COMPANY, INC.
                                    as Servicer


                                    By:    /s/ Jay B. Stevelman
                                           -----------------------------------
                                    Name:  Jay B. Stevelman
                                    Title: Senior Vice President and Treasurer

                           Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 1998, and as supplemented by the Series 1996-1 Supplement, dated as of September 9, 1996 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank ("AECB") as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.   TRS is Servicer under the Agreement.

3.   The undersigned is Servicing Officer.

4.   The "Record Date" referred to herein is April 30, 2001.
                                             ---------------

     Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.   Total Class B distributions                                 $468,581.08
                                                            ----------------
2.   Class B principal distributions                                   $0.00
                                                            ----------------
3.   Class B interest distributions                              $468,581.08
                                                            ----------------
4.   Excess of Class B principal balance over Class B
     Invested Amount as of the Record Date                             $0.00
                                                            ----------------
5.   Class  B  Invested  Amount  as  of  the  Record Date/
     Class  B  Initial  Invested  Amount (determined after
     taking  into  account  any  increase  or  decrease in
     the Invested Amount which will occur upon the current
     distribution).                                           $77,027,027.00
                                                            ----------------




     Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

     IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of May, 2001.




                                    AMERICAN EXPRESS TRAVEL RELATED
                                    SERVICES COMPANY, INC.
                                    as Servicer


                                    By:    /s/ Jay B. Stevelman
                                           -----------------------------------
                                    Name:  Jay B. Stevelman
                                    Title: Senior Vice President and Treasurer

                           Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 1998, and as supplemented by the Series 1996-2 Supplement, dated as of September 9, 1996 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank ("AECB") as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.   TRS is Servicer under the Agreement.

3.   The undersigned is Servicing Officer.

4.   The "Record Date" referred to herein is April 30, 2001.
                                             ---------------

     Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.   Total Class B distributions                                 $143,918.92
                                                            ----------------
2.   Class B principal distributions                                   $0.00
                                                            ----------------
3.   Class B interest distributions                              $143,918.92
                                                            ----------------
4.   Excess of Class B principal balance over Class B
     Invested Amount as of the Record Date                             $0.00
                                                            ----------------
5.   Class  B  Invested  Amount  as  of  the  Record Date/
     Class  B  Initial  Invested  Amount (determined after
     taking  into  account  any  increase  or  decrease in
     the Invested Amount which will occur upon the current
     distribution).                                           $24,324,324.00
                                                            ----------------




     Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

     IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of May, 2001.





                                    AMERICAN EXPRESS TRAVEL RELATED
                                    SERVICES COMPANY, INC.
                                    as Servicer


                                    By:    /s/ Jay B. Stevelman
                                           -----------------------------------
                                    Name:  Jay B. Stevelman
                                    Title: Senior Vice President and Treasurer

                           Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 1998, and as supplemented by the Series 1998-1 Supplement, dated as of May 27, 1998 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank ("AECB") as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.   TRS is Servicer under the Agreement.

3.   The undersigned is Servicing Officer.

4.   The "Record Date" referred to herein is April 30, 2001.
                                             ---------------

     Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.   Total Class B distributions                                 $293,430.33
                                                            ----------------
2.   Class B principal distributions                                   $0.00
                                                            ----------------
3.   Class B interest distributions                              $293,430.33
                                                            ----------------
4.   Excess of Class B principal balance over Class B
     Invested Amount as of the Record Date                             $0.00
                                                            ----------------
5.   Class  B  Invested  Amount  as  of  the  Record Date/
     Class  B  Initial  Invested  Amount (determined after
     taking  into  account  any  increase  or  decrease in
     the Invested Amount which will occur upon the current
     distribution)                                            $58,201,058.00
                                                              ----------------




     Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

     IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of May, 2001.




                                    AMERICAN EXPRESS TRAVEL RELATED
                                    SERVICES COMPANY, INC.
                                    as Servicer


                                    By:    /s/Jay B. Stevelman
                                           -----------------------------------
                                    Name:  Jay B. Stevelman
                                    Title: Senior Vice President and Treasurer